INCOME TAXES	12 Months Ended
Dec. 30, 2017
INCOME TAXES
INCOME TAXES

K.INCOME TAXES

Income tax provisions for the years ended December 30, 2017, December 31, 2016, and December 26, 2015 are summarized as follows (in thousands):

	2017	2016	2015
Currently Payable:
Federal	$44,413	$42,397	$34,672
State and local	8,579	6,341	6,643
Foreign	6,240	6,143	5,599
	59,232	54,881	46,914
Net Deferred:
Federal	(7,681)	(455)	(1,104)
State and local	(864)	438	96
Foreign	1,280	310	(36)
	(7,265)	293	(1,044)
	$51,967	$55,174	$45,870

The components of earnings before income taxes consist of the following:

	2017	2016	2015
U.S.	$151,395	$140,106	$115,231
Foreign	24,612	20,565	15,771
Total	$176,007	$160,671	$131,002

The effective income tax rates are different from the statutory federal income tax rates for the following reasons:

	2017	2016	2015
Statutory federal income tax rate	35%	35%	35%
State and local taxes (net of federal benefits)	3.0	3.1	3.6
Effect of noncontrolling owned interest in earnings of partnerships	(0.2)	(0.2)	(0.3)
Manufacturing deduction	(2.5)	(2.4)	(2.4)
Tax credits, including foreign tax credit	(2.0)	(1.4)	(1.6)
Change in uncertain tax positions reserve	0.4	0.4	0.3
Other permanent differences	(0.1)	0.1	0.7
Other, net	(0.6)	(0.3)	(0.3)
Impact of Tax Act and reduction of corporate tax rate	(3.5)	—	—
Effective income tax rate	29.5%	34.3%	35.0%

Temporary differences which give rise to deferred income tax assets and (liabilities) on December 30, 2017 and December 31, 2016 are as follows (in thousands):

	2017	2016
Employee benefits	$17,048	$13,375
Net operating loss carryforwards	8,592	13,605
Foreign subsidiary capital loss carryforward	546	509
Other tax credits	709	1,196
Inventory	358	2
Reserves on receivables	714	1,208
Accrued expenses	2,060	8,931
Other, net	1,879	2,323
Gross deferred income tax assets	31,906	41,149
Valuation allowance	(4,706)	(5,371)
Deferred income tax assets	27,200	35,778
Depreciation	(19,992)	(29,971)
Intangibles	(19,422)	(25,078)
Other, net	—	—
Deferred income tax liabilities	(39,414)	(55,049)
Net deferred income tax liability	$(12,214)	$(19,271)

As of December 30, 2017, the company had federal, state and foreign net operating loss carryforwards of $8.6 million and state tax credit carryforwards of $0.5 million, which will expire at various dates.  The Company also has a $0.2 million federal alternative minimum tax credit which it expects to be refunded.

The NOL and credit carryforwards expire as follows:

	Net Operating Losses			Tax Credits
	U.S.	State	Foreign	U.S.	State
2017 – 2021	$—	$356	$2,106	$—	$270
2022 - 2026	—	391	243	—	233
2027 - 2031	—	605	156	—	—
2032 - 2036	3,431	804	—	—	—
Thereafter	—	419	81	—	—
Total	$3,431	$2,575	$2,586	$—	$503

As of December 30, 2017, we believe that it is more likely than not that the benefit from certain state and foreign NOL carryforwards  as well as certain state tax credit carryforwards will not be realized. In recognition of this risk, we have provided a valuation allowance against various NOL and tax credit carryforwards. Furthermore, there is a valuation allowance of $0.5 million against a capital loss carryforward we have for a wholly-owned subsidiary, UFP Canada, Inc. Based upon the business activity and the nature of the assets of this subsidiary, our ability to realize a future benefit from this carryforward is doubtful. The capital loss has an unlimited carryforward and therefore will not expire unless there is a change in control of the subsidiary.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the ”Tax Act”).  The Tax Act makes broad and complex changes to the U.S. tax code that will affect 2017, including, but not limited to, (1) requiring a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries that is payable over eight years and (2) bonus depreciation that will allow for full expensing of qualified property.

The Tax Act also established new tax laws that will affect 2018, including, but not limited to, (1) reduction of the U.S. federal corporate tax rate; (2) elimination of the corporate alternative minimum tax (AMT); (3) the creation of the  base erosion anti-abuse tax (BEAT), a new minimum tax: (4) a general elimination of U.S. federal income taxes on dividends from foreign subsidiaries; (5) a new provision designed to tax global intangible low-taxed income (GILTI), which allows for the possibility of using foreign tax credits (FTCs) and a deduction of up to 50 percent to offset the income tax liability (subject to some limitations); (6) a new limitation on deductible interest expense; (7) the repeal of the domestic production activity deduction; (8) limitations on the deductibility of certain executive compensation; (9) limitations on the use of FTCs to reduce the U.S. income tax liability; and (10) limitations on net operating losses (NOLs) generated after December 31, 2017, to 80 percent of taxable income.

The SEC staff issued SAB 118, which provides guidance on accounting for the tax effects of the Tax Act.  SAB 118 provides a measurement period that should not extend beyond one year from the Tax Act enactment date for companies to complete the accounting under ASC 740.  In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Act for which the accounting under ASC 740 is complete.  To the extent that a company’s accounting for certain income tax effects of the Tax Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements.  If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Tax Act.

In connection with our initial analysis of the impact of the Tax Act, we have recorded a discrete net tax benefit of $6.1 million in the period ending December 30, 2017.  This net benefit primarily consists of (1) a net benefit for the corporate rate reduction of $8.2 million; (2) a net expense for the write-down of deferred tax assets for stock based compensation that will no longer be deductible for $1.9 million; and (3) a net expense for the transition tax of $0.2 million.  For various reasons that are discussed more fully below, we have not completed our accounting for the income tax effects of certain elements of the Tax Act.  If we were able to make reasonable estimates of the effects of elements for which our analysis is not yet complete, we recorded provisional adjustments.  If we were not yet able to make reasonable estimates of the impact of certain elements, we have not recorded any adjustments related to those elements and have continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before the Tax Act.

Our accounting for the following elements of the Tax Act is incomplete.  However, we were able to make reasonable estimates of certain effects and, therefore, recorded provisional adjustments as follows:

Reduction of U.S. federal corporate tax rate:  The Tax Act reduces the corporate tax rate to 21 percent, effective January 1, 2018.  For certain of our DTAs and DTLs, we have recorded a provisional decrease of $13.6 million and $21.8 million, respectively, with a corresponding net adjustment of deferred income tax benefit of $8.2 million for the year ended December 30, 2017.  While we are able to make a reasonable estimate of the impact of the reduction in corporate rate, it may be affected by other analysis related to the Tax Act, including, but not limited to, our calculation of deemed repatriation of deferred foreign income and the state tax effect of adjustments made to federal temporary differences.

Deemed Repatriation Transition Tax:  The Deemed Repatriation Transition Tax (Transition Tax) is a tax on previously untaxed accumulated and current earnings and profits (E&P) of certain of our foreign subsidiaries.  To determine the amount of the Transition Tax, we must determine, in addition to other factors, the amount of post-1986 E&P of the relevant subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings.  We are able to make a reasonable estimate of the Transition Tax and recorded a provisional Transition Tax obligation comprised of $6.3 million tax on foreign earnings and offset by FTCs of $6.1 million.  However, we are continuing to gather additional information to more precisely compute the amount of the Transition Tax for any potential state tax effects and we are still evaluating the remaining outside basis differences not closed by the imposition of the transition tax.  Tentatively, no changes were made to our ASC 740-30 assertion.

Cost recovery:  While we have not yet completed all of the computations necessary or completed an inventory of our 2017 expenditures that qualify for immediate expensing, we have recorded a provisional benefit of $0.1 million based on our current intent to fully expense all qualifying expenditures.  This resulted in a decrease of approximately $0.3 million to our current income tax payable and a corresponding increase in our DTLs of approximately $0.2 million (after considering the effects of the reduction in income tax rates).

Our accounting for the following elements of the Tax Act is incomplete, and we were not yet able to make reasonable estimates of the effects.  Therefore, no provisional adjustments were recorded.

Global intangible low taxed income (GILTI):  The Tax Act creates a new requirement that certain income (i.e., GILTI) earned by controlled foreign corporations (CFCs) must be included currently in the gross income of the CFCs’ U.S. shareholder.  GILTI is the excess of the shareholder’s “net CFC tested income” over the net deemed tangible income return, which is currently defined as the excess of (1) 10 percent of the aggregate of the U.S. shareholder’s pro rata share of the qualified business asset investment of each CFC with respect to which it is a U.S. shareholder over (2) the amount of certain interest expense taken into account in the determination of net CFC-tested income.

Because of the complexity of the new GILTI tax rules, we are continuing to evaluate this provision of the Tax Act and the application of ASC 740.  Under U.S. GAAP, we are allowed to make an accounting policy choice of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the “period cost method”) or (2) factoring such amounts into a company’s measurement of its deferred taxes (the “deferred method”).  Our selection of an accounting policy with respect to the new GILTI tax rules will depend, in part, on analyzing our global income to determine whether we expect to have future U.S. inclusions in taxable income related to GILTI and, if so, what the impact is expected to be.  Because whether we expect to have future U.S. inclusions in taxable income related to GILTI depends on not only our current structure and estimated future results of global operations but also our intent and ability to modify our structure and/or our business, we are not yet able to reasonably estimate the effect of the provision of the Tax Act.  Therefore, we have not made any adjustments related to potential GILTI tax in our financial statements and have not made a policy decision regarding whether to record deferred taxes on GILTI.

Valuation allowances:  The company must assess whether valuation allowances assessments are affected by various aspects of the Tax Act (e.g., deemed repatriation of deferred foreign income and the effects on state NOLs, GILTI inclusions, new categories of FTCs).  Since, as discussed herein, the company has recorded no amounts related to certain portions of the Tax Act, any corresponding determination of the need for or change in a valuation allowance has not be completed and no changes to valuation allowances as a result of the Tax Act have been recorded.

The remaining provisions of the Tax Act, as listed above, became effective on January 1, 2018 and did not require accounting treatment for the year-ended December 30, 2017.  We are currently  analyzing the impact of these provisions.